UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 22, 2003
                                                          --------------



                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        1-31565                06-1377322
         --------                        -------                ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (516) 683-4100
                                                            ---------------


                                 Not applicable
          (Former name or former address, if changed since last report)




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                           CURRENT REPORT ON FORM 8-K



Item 1.  Changes in Control of Registrant

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets

                  Not applicable.

Item 3.  Bankruptcy or Receivership

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.  Other Events

                  Not applicable.

Item 6.  Resignations of Registrant's Directors

                  Not applicable.

Item 7.  Financial Statements and Exhibits

                  (a) No financial statements of businesses acquired are
                      required.

                  (b) No pro forma financial information is required.

                  (c) Attached as an exhibit is the Company's press release
                      announcing a four-for-three stock split in the form of a 33-1/3% stock dividend and a 12% increase in the quarterly cash dividend to $0.28 per share ($0.21 per share, as split-adjusted).

Item 8.   Change in Fiscal Year

                  Not applicable.

Item 9.   Regulation FD Disclosure

                    On April 22, 2003, New York Community Bancorp, Inc. (the "Company"), a Delaware corporation, declared a four-for-three stock split in the form of a 33-1/3% stock dividend, payable on May 21, 2003 to shareholders of record on May 5, 2003. Cash in lieu of fractional shares will be based on the average of the high and low bids on the record date, as adjusted for the split. In addition, the Company reported that its 2003 diluted earnings per share estimates would range from $2.00 to $2.06, on a split-adjusted basis. The Company also declared a quarterly cash dividend of $0.28 per share, to be paid on May 21, 2003 to shareholders of record at May 5, 2003.



Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans

                  Not applicable.

Item 12. Results of Operations and Financial Condition

                  Not applicable.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 22, 2003                          NEW YORK COMMUNITY BANCORP, INC.
------------------                      --------------------------------
    Date

                                        /s/ Joseph R. Ficalora
                                        ---------------------------------------
                                        Joseph R. Ficalora
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         ------------
Exhibit 99.1        News release dated April 22, 2003 announcing the Company's declaration of a 4-for-3 stock split in the form of a 33-1/3% stock dividend and a 12% increase in the quarterly cash dividend to $0.28 per share ($0.21, as split-adjusted).